Exhibit 10.2

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 22

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 22 (SA-22) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Letter Agreement No. AAL-PA-3219-LA-2500155 entitled “[****]” is being entered into to [****] as defined therein;
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
PA 3219    SA-22    Page 1
BOEING AND AMERICAN PROPRIETARY

1.Table of Contents.
The Table of Contents referencing SA-21 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-22 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.Letter Agreements.
    Letter Agreement No. AAL-PA-3219-LA-2500155. Letter Agreement No. AAL-PA-3219-LA-2500155 entitled “[****]” (attached hereto) referencing SA-22 in the footer is hereby incorporated into the Purchase Agreement.

3.Effect on Purchase Agreement.
    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

The rest of this page is left intentionally blank.

PA 3219    SA-22    Page 2
BOEING AND AMERICAN PROPRIETARY

AGREED AND ACCEPTED

January 3, 2025
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Senior Vice President and Treasurer
Title	Title

PA 3219    SA-22    Page 3
BOEING AND AMERICAN PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5(R5) 6R3 7(R2)	2018 787-9 [****] Aircraft Information Table – GENX 2018 787-8 [****] Aircraft Information Table-GENX 2018 [****] 787-9 [****] Aircraft Information Table – GENX	SA-21 SA-18 SA-19

EXHIBIT
A(R4).	Aircraft Configuration for [****] Aircraft	SA-19
A2(R5)	Aircraft Configuration for [****] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1~~.	[****] WITHDRAWN	SA-2
EE2.	[****]	SA-4
SLP1.	Service Life Policy Components
P.A. No. 3219    SA-22
Table of Contents         Page 1
BOEING AND AMERICAN PROPRIETARY

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[****]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11
	Attachment D – Form of Purchase Agreement Supplement	SA-11
P.A. No. 3219    SA-22
Table of Contents         Page 2
BOEING AND AMERICAN PROPRIETARY

TABLE OF CONTENTS, continued

Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement		SA-6
~~6-1162-TRW-0665~~	~~Alternate Engine Selection~~ WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	~~Trent1000-J Powered 787-9 Performance Retention Commitment~~ WITHDRAWN	SA-3
6-1162-TRW-0667R3	[****]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0672R1	[****]	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R5	Business Considerations	SA-20
AAL-PA-3219-LA-08836R2	[****]	SA-11
AAL-PA-3219-LA-08837R1	[****]	SA-6
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	[****]	SA-3
AAL-PA-3219-LA-1302236R2	[****]	SA-13
AAL-PA-3219-LA-1604503R1	787 Business Matters	SA-8
AAL-PA-03219-LA-1701988	[****]	SA-10
AAL-PA-03219-LA-1804779R2	[****]	SA-20
AAL-PA-03219-LA-1802262R1	[****]	SA-12
AAL-PA-03219-LA-1802492 AAL-PA-3219-LA-2001170 AAL-PA-3219-2101557R1 AAL-LA-2100530 AAL-PA-3219-2300600	Open Configuration Matters [****] [****] [****] [****]	SA-11 SA-15 SA-20 SA-16 SA-18
P.A. No. 3219    SA-22
Table of Contents         Page 3
BOEING AND AMERICAN PROPRIETARY

TABLE OF CONTENTS, continued

AAL-PA-03219-LA-2302901 AAL-PA-03219-LA-2303491R1 AAL-PA-3219-LA-2500155	Special Matters- [****] Special Matters – [****] [****]	SA-19 SA-21 SA-22
ATTACHMENTS
Attachment 1	Schedule for [****] of 787-9 MADP Rights	SA-11
Attachment 2	Schedule for [****] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [****] Delivery Schedule	SA-11

P.A. No. 3219    SA-22
Table of Contents         Page 4
BOEING AND AMERICAN PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-PA-3219-LA-2500155

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    787 [****] and [****]
References:    a) Purchase Agreement No. 3219 (Purchase Agreement) between American Airlines, Inc. (Customer) and The Boeing Company (Boeing) relating to Boeing model 787 aircraft (Aircraft)
    b) Aircraft General Terms Agreement No. AGTA-AAL (AGTA) between (Customer) and (Boeing)
This letter agreement and the attachments hereto (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

For the purposes of this Letter Agreement, “Covered Aircraft” is defined as the [****] Aircraft identified in Attachment A to this Letter Agreement.

1.[****].
Boeing will [****] described in this Letter Agreement to Customer to [****] for:
(i)[****]; and
(ii)a [****].
For the purposes of this Letter Agreement, the following definitions apply:
[****] means a [****];

[****] means the [****] ([****]) [****];

[****] means [****]; and

[****] means the [****] as to each applicable [****].
1.2[****]. Boeing will [****] ([****]) for each Covered Aircraft that is [****] (collectively, the [****]) (or if [****]) as a [****]; including but not limited to the [****] (including [****]), and the [****] ([****]) and [****].
1.3[****]. [****], if at any [****] resulting in (i) [****], or (iii) [****] (as defined in Article 1.5 below) that [****] (any [****] of clauses (i) or (ii), a [****]), then, [****].

AAL-PA-3219-LA-2500155    SA-22
787 [****] and [****]     Page 1
BOEING AND AMERICAN PROPRIETARY

1.3    [****]. To [****], Boeing will [****] (as defined below in this Article 1.3), or [****]. In addition, and [****] ([****]), [****]. [****] means [****]. If Boeing [****] ([****]), then the [****]. Promptly following the [****], [****]. For the avoidance of doubt, [****], then [****]. For purposes of this Letter Agreement, [****] means either i) [****], or ii) [****].
1.4     [****]. To [****], Boeing [****] ([****]).
1.5     [****]. The provisions in this Letter Agreement, including [****] set forth in Attachment C to this Letter Agreement, will [****] of (i) the [****], in accordance with [****] or, (ii) [****] provided that the [****] ([****]).
1.6    [****].
1.6.1     Should Boeing, [****], have [****], or that the [****], Boeing will promptly [****]. If either Customer or Boeing has [****], or that the [****], then Boeing and Customer will [****] as provided in this Letter Agreement.
1.6.2 To [****], [****] ([****]), then Boeing [****] the terms of this Letter Agreement [****] for the applicable [****].
1.7    [****]. Any [****] in Article 1 of this Letter Agreement, [****]; provided that the [****] under this Letter Agreement.
1.8    [****]. The [****] in this Letter Agreement and the [****] in this Letter Agreement [****] and, [****] for (i) [****], (ii) [****]. Customer [****].
1.8.1    Notwithstanding the stated [****] in this Letter Agreement and the [****] in Section 1.8 above, this Letter Agreement [****], and Customer [****] under the Purchase Agreement, or [****]:
(a) [****];
(b) [****] under the Purchase Agreement or any other agreement between Customer and Boeing that are [****] under this Letter Agreement, including without limitation the [****], to the AGTA.. For the avoidance of doubt, (i) [****] and (ii) [****].

2.[****].
The parties agree that it is [****], provided that, in the [****].
3.Assignment.
Notwithstanding any other provision of the Purchase Agreement except for the AGTA Assignment Provisions (as defined in Article 1 of Letter Agreement AAL-LA-1106678 entitled “Assignment Matters”), the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.Confidentiality.
Customer and Boeing understand that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement Letter will be subject to
AAL-PA-3219-LA-2500155    SA-22
787 [****] and [****]     Page 2
BOEING AND AMERICAN PROPRIETARY

the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality” (787 Confidentiality Letter Agreement); provided that, for avoidance of doubt, [****] this Letter Agreement.

Sincerely,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 3, 2025
AMERICAN AIRLINES, INC

By	/s/ American Airlines, Inc.

Its	Senior Vice President, Treasurer

Attachments:
A - [****]

B - [****]

C - [****]

AAL-PA-3219-LA-2500155    SA-22
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BOEING AND AMERICAN PROPRIETARY

Attachment A
Covered Aircraft

Aircraft Model	Aircraft Manufacturer Serial No.	Aircraft Line No.	Delivery Date
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]
787-8	[****]	[****]	[****]

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BOEING AND AMERICAN PROPRIETARY

Attachment B
[****]

Item No.	Title / Location	[****]	[****]	[****]
1	[****]	[****]	[****]	[****]
2	[****]	[****]	[****]	[****]
3	[****]	[****]	[****]	[****]
4	[****]	[****]	[****]	[****]
5	[****]	[****]	[****]	[****]
6	[****]	[****]	[****]	[****]
7	[****]	[****]	[****]	[****]
8	[****]	[****]	[****]	[****]
9	[****]	[****]	[****]	[****]
10	[****]	[****]	[****]	[****]

Item No.	Title / Location	[****]	[****]	[****]
11	[****]	[****]	[****]	[****]
12	[****]	[****]	[****]	[****]
13	[****]	[****]	[****]	[****]
14	[****]	[****]	[****]	[****]
15	[****]	[****]	[****]	[****]
16	[****]	[****]	[****]	[****]
17	[****]	[****]	[****]	[****]
18	[****]	[****]	[****]	[****]
19	[****]	[****]	[****]	[****]
20	[****]	[****]	[****]	[****]
21	[****]	[****]	[****]	[****]
AAL-PA-3219-LA-2500155    SA-22
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BOEING AND AMERICAN PROPRIETARY

Attachment C
[****]

The [****]. Capitalized terms used in but not defined in this Attachment C shall have the meanings ascribed to them in this Letter Agreement No. AAL-PA-3219-LA-2203715.

1.Definitions.

[****]	[****]
[****]	[****]
[****]	[****]

2.[****].
Should [****], then Customer will [****] but in [****] ([****]) [****], provided that the [****]. Similarly, should [****], then [****].
3.[****].
3.1 If a [****], then [****] ([****]). [****], through the [****] ([****]) [****], [****]. If the [****], then the [****] ([****]) [****], with the [****] ([****]) [****].
3.2The [****]:
[****]
[****]:
[****]
[****]
[****]
4.[****].
4.1Customer is [****]. If a [****], then [****] ([****]). If [****] pursuant to this Article 4, [****]. For the avoidance of doubt, should [****], then [****], [****].
4.2The [****]:
[****]
[****]:
AAL-PA-3219-LA-2500155    SA-22
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BOEING AND AMERICAN PROPRIETARY

[****]
[****]
[****]

5. The [****] in this Letter Agreement are [****] of Letter Agreement LA 6-1162-TRW-0670R1 entitled “Miscellaneous Commitment Letter Agreement” (Miscellaneous Commitment Letter Agreement) Accordingly, any [****] of this Letter Agreement will [****] of the Miscellaneous Commitment Letter Agreement.

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BOEING AND AMERICAN PROPRIETARY